SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[  ]    Preliminary Proxy Statement

[  ]    Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[ X]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                           FEDERATED HIGH YIELD TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

                                          HIGH YIELD TRUST



PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.



High Yield Trust will hold a special meeting of shareholders on March 23, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.



Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?

The proposals include the election of Trustees, ratification of independent auditors, and changes to the Trust's fundamental investment policies. The Trustees also recommend several amendments to the Declaration of Trust.

WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Trust and its investors.

The Board of Trustees approved the selection of Ernst & Young LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.

WHY ARE THE TRUST'S "FUNDAMENTAL POLICIES" BEING CHANGED OR REMOVED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

     o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

     o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

     o remove fundamental policies that are no longer required by the securities laws of individual states.

Federated Management, the Trust's adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Trust's adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Trust's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

WHY ARE THE TRUSTEES RECOMMENDING AMENDMENTS TO THE DECLARATION OF TRUST?

The Declaration organizing the Trust was prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending changes to the Declaration of Trust that permit the Trust to benefit from these developments.

HOW DO I VOTE MY SHARES?

You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call  your   Investment   Professional   or  a  Federated   Client  Service
Representative. Federated's toll-free number is 1-800-341-7400.

   After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                   [DEFINITIVE



                           FEDERATED HIGH YIELD TRUST

                            NOTICE OF SPECIAL MEETING

                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS



                            TO BE HELD MARCH 23, 1999

               A Special Meeting in lieu of Annual Meeting of the shareholders of Federated High Yield Trust (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (Eastern time), on March 23, 1999 to consider proposals:



                  (1) To elect nine Trustees.

                  (2) To ratify the selection of the Trust's independent auditors.

                  (3) To make changes to the Trust's fundamental investment policies:

                      (a) To amend the Trust's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding; and

                      (b) To make non-fundamental the Trust's fundamental investment policy regarding lower-rated fixed income securities.

                  (4) To eliminate the Trust's fundamental investment policy on investing in oil, gas, and minerals.

                  (5) To approve amendments and restatements of the Trust's Declaration of Trust:

                      (a) To require the approval of a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and

                      (b) To permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed January 22, 1999, as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

February 3, 1999

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS



ABOUT THE PROXY SOLICITATION AND THE MEETING.................................[3]

ELECTION OF NINE TRUSTEES....................................................[3]

ABOUT THE ELECTION OF TRUSTEES ..............................................[4]

TRUSTEES STANDING FOR ELECTION...............................................[5]

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES...................................[5]

RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS....................[6]

APPROVAL OF CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT

    POLICIES.................................................................[7]

APPROVAL OF THE ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY................8]

APPROVAL OF AMENDMENTS AND RESTATEMENTS TO THE TRUST'S

    DECLARATION OF TRUST.....................................................[9]

INFORMATION ABOUT THE TRUST.................................................[11]

PROXIES, QUORUM AND VOTING AT THE MEETING...................................[11]

SHARE OWNERSHIP OF THE TRUSTEES.............................................[12]

TRUSTEE COMPENSATION........................................................[12]

OFFICERS OF THE TRUST.......................................................[13]

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.................[15


                                   DEFINITIVE



                                 PROXY STATEMENT

                           FEDERATED HIGH YIELD TRUST

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING



        The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on March 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 12:00 Noon (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").



        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.



        At its meeting on November 17, 1998, the Board reviewed both the proposed Amended and Restated Declaration of Trust and the changes recommended in the investment policies of the Trust and approved them subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about February 3, 1999, to shareholders of record at the close of business on January 22, 1999 (the "Record Date"). On the Record Date, the Trust had outstanding 122,495,959.0520 shares of beneficial interest.



        The Trust's annual prospectus, which includes audited financial statements for the fiscal year ended February 28, 1998, was previously mailed to shareholders. Requests for a semi-annual report which contains unaudited financial statements for the period ended August 31, 1998, may be made in writing to the Trust's principal executive offices, which are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

                     PROPOSAL #1: ELECTION OF NINE TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Peter E. Madden, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Conroy, Madden and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Constantakis, Cunningham, Donahue, Mansfield and Walsh are expected to assume their responsibilities as Trustees effective April 1, 1999. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees.

     Messrs. Conroy and Madden were appointed Trustees on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Murray and Bigley were appointed Trustees on February 14, 1995 and October 1, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Constantakis and Donahue are being proposed for election as Trustees as a result of a decision to expand the size of the Board. Messrs. Cunningham, Mansfield and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignations of three current Trustees. The anticipated resignations will not occur if Messrs. Cunningham, Mansfield and Walsh are not elected as Trustees.

        All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the nine individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

        If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

        When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

        Set forth below is a listing of: (i) Trustees standing for election, and
(ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee



DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director AND Member of Executive Committee, University of Pittsburgh.



JOHN T. CONROY, JR.

Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North

Naples, FL

Birthdate: June 23, 1937

Trustee



     DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; President, Investment Properties Corporation; Senior Vice -President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation.



PETER E. MADDEN

One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee



DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; FORMERLY, Representative, Commonwealth of Massachusetts GENERAL COURT; President, State Street Bank and Trust Company and State Street Corporation.

</R.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee



DIRECTOR OR TRUSTEE OF THE FEDERATED FUND COMPLEX; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.



NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA



Birthdate:  September 3, 1939

Director or Trustee of the FEDERATED FUND COMPLEX; FORMERLY, PARTNER, ANDERSEN WORLDWIDE SC.



JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943



Chairman, President and Chief Executive Officer, Cunningham & Co., Inc.; TRUSTEE ASSOCIATE, BOSTON COLLEGE; Director, EMC Corporation; FORMERLY, DIRECTOR, REDGATE COMMUNICATIONS.



J. CHRISTOPHER DONAHUE

Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



President OR EXECUTIVE VICE PRESIDENT OF THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT AND DIRECTOR, Federated Investors, INC.; PRESIDENT AND TRUSTEE, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company ; Director, Federated Services Company. MR. DONAHUE is the son of John F. Donahue, Chairman and Trustee of the Trust.



CHARLES F. MANSFIELD, JR.



80 SOUTH ROAD

WESTHAMPTON, NY



Birthdate:  April 10, 1945

Management consultant.

JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957



President AND DIRECTOR, Heat Wagon, Inc.; PRESIDENT AND DIRECTOR, Manufacturers Products, Inc.; PRESIDENT, Portable Heater Parts, A DIVISION OF MANUFACTURERS PRODUCTS, INC.; DIRECTOR, WALSH & KELLY, INC.; FORMERLY, VICE PRESIDENT, WALSH & KELLY, INC.



       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS



        The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of TRUSTEE OF the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Ernst & Young LLP (the "Auditors") for the current fiscal year at a Board meeting held on May 12, 1998.



        The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

        Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

            VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS



                 PROPOSAL #3: APPROVAL OF CHANGES TO THE TRUST'S

                         FUNDAMENTAL INVESTMENT POLICIES

        The 1940 Act requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Trust's fundamental policies had been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Trustees have authorized the submission to the Trust's shareholders for their approval, and recommended that shareholders approve, the removal, amendment and/or reclassification of certain of the Trust's fundamental policies.

        The proposed amendments would:

     (i) simplify and modernize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii) remove those fundamental policies which are no longer required by the securities laws of individual states as a result of the National Securities Markets Improvement Act ("NSMIA"), dated October 11, 1996.

By reducing to a minimum those policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The recommended changes are specified below. Each sub-item will be voted on separately, and the approval of any sub-item will require the approval of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

       PROPOSAL #3(A): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY

                  REGARDING BORROWING TO PERMIT THE PURCHASE OF

                   SECURITIES WHILE BORROWINGS ARE OUTSTANDING

        The Trust's current fundamental investment policy on borrowing states that:

        "The Trust will not issue senior securities, except as permitted by the Trust's investment objective and policies, and except that the Trust may borrow money and engage in reverse repurchase agreements only in amounts up to one-third of the value of the Trust's net assets including the amounts borrowed. The Trust will not borrow money directly or through reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments would be deemed to be inconvenient or disadvantageous. The Trust will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding."

        Management has recommended that the Trustees consider approving a revision to the fundamental policy that would permit the Trust to purchase securities while its borrowings are outstanding, as the Trust's investment adviser believes that the current policy unnecessarily limits the Trust's investments. If approved by shareholders, the sentence "The Trust will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding" will be deleted. The Trust would continue to be subject to the same percentage limitation on its borrowings --5% of the value of the Trust's total assets -- if the proposed change is approved by shareholders.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(B): TO MAKE NON-FUNDAMENTAL THE TRUST'S POLICY

                  REGARDING LOWER-RATED FIXED INCOME SECURITIES

        The Trust is presently subject to a fundamental investment policy that provides that the Trust will invest primarily in lower-rated fixed income securities. These include corporate debt obligations and other securities that are generally rated BBB or lower by Standard & Poor's Ratings Group or Baa or lower by Moody's Investors Service, Inc., or are not rated but are determined by the Trust's investment adviser to be of comparable quality. Such lower-rated securities usually offer higher yields than higher-rated securities, but the lower-rated securities may also present greater risks.

        The Trust's investment adviser believes, and the Board has concluded, that this fundamental investment policy unnecessarily constrains the Trust's investments. By making the policy non-fundamental, it will allow the Trust's investment adviser to purchase a broader array of investments for the Trust, when the Trust's investment adviser determines that it would be consistent with the Trust's investment objective of high current income, and it would expand the opportunities available to the Trust. It is not proposed that the Trust will change its investment focus, and shareholders are not being asked to approve a change in the Trust's investment objective. Rather, it is proposed that the Trust's investment adviser be given greater flexibility in pursuing the Trust's investment objective, and be permitted to purchase a wider array of securities that the investment adviser determines are consistent with the Trust's objective and policies.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #4: TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT

                  POLICY ON INVESTING IN OIL, GAS AND MINERALS

        The Board has determined that the fundamental investment policy described below is unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Trust adopted the investment policy described below and agreed that it would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that the policy should be removed. The removal of the policy would provide greater flexibility in the management of the Trust by permitting the Trust to purchase a broader range of securities that are permitted investments and that are consistent with its investment objective and policies.

        The Trustees have determined that the Trust's current investment policy on investment in oil, gas and minerals is unnecessary and are recommending that it be removed by deleting the following:

               "The Trust will not purchase interests in oil, gas, or mineral exploration or development programs, although it may purchase the securities of issuers which invest in or sponsor such programs."

        In the event of shareholder approval, any investments by the Trust in securities of issuers which invest in or sponsor such programs will continue to be subject to credit quality standards applicable to all Trust investments. The approval of the change will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #5: TO APPROVE AMENDMENTS AND RESTATEMENTS TO THE TRUST'S DECLARATION OF TRUST

               Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. Several items in the current Declaration of Trust prohibit the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

               Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, certain amendments to the Trust's Declaration of Trust. The approval of each amendment will require the affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

  PROPOSAL                                          #5(A): TO AMEND AND RESTATE
                                                    THE TRUST'S DECLARATION OF
                                                    TRUST TO REQUIRE THE
                                                    APPROVAL OF A MAJORITY OF
                                                    THE OUTSTANDING VOTING
                                                    SHARES IN THE EVENT OF THE
                                                    SALE AND CONVEYANCE OF THE
                                                    ASSETS OF THE TRUST TO
                                                    ANOTHER TRUST OR CORPORATION

        Article XII, Section 4(b) of the Declaration of Trust currently requires the approval of the holders of at least two-thirds of all of the outstanding shares of the Trust to approve any sale and conveyance of the assets of the Trust to another open-end management investment company. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of any sale and conveyance (including a proposal in this Proxy Statement), the Trustees have adopted an amendment that would permit a majority vote to approve such a transaction. A majority vote means the affirmative vote of: (a) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or
(b) more than 50% of the outstanding voting securities, whichever is less. The amendment would provide the Trust with greater flexibility, and in the event circumstances warrant the approval of the Board, the Trustees could determine that a sale and conveyance of assets would be in the best interest of the Trust. The Trustees are recommending that shareholders approve the adoption of this proposed amendment to the Declaration of Trust.

        If approved by shareholders, Article XII, Section 4(b) of the Declaration of Trust would be amended to read as follows:

        "(b) The Trustees, with the approval of a Majority Shareholder Vote, may by unanimous action sell and convey the assets of the Trust, or a class or series of the Trust, to another trust or corporation organized under the laws of any state of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, or a class or series of the Trust, and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust, or a class or series of the Trust, then outstanding. For the purposes of this provision, a `Majority Shareholder Vote' means the affirmative vote of the lesser of: (a) more than 50% of the outstanding voting securities entitled to vote upon the matter, or
        (b) 67% or more of the voting securities present at the meeting if the holders of 50% or more of the outstanding voting securities entitled to vote on the matter are present at the meeting in person or by proxy."

        In the event that the amendment to Article XII, Section 4(b) is not approved by shareholders, this section of the Declaration of Trust will remain as it currently exists, and the Board of Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #5(B): TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST WITHOUT SHAREHOLDER APPROVAL

         Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any class or series of the Trust, and then redeem all outstanding shares of any portfolio or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a class or series of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain.

        If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

        "The Trustees may at any time sell and convert into money all the assets of the Trust, or a class or series of the Trust, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares having an interest in such assets."



         The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the SHAREHOLDERS by a redemption resulting in the payment to the SHAREHOLDERS of the then current net asset value of the shares owned by the SHAREHOLDERS.



         In the event that the amendment to the Declaration of Trust to allow Trustees to liquidate assets is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

        Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and under the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

        In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

        For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.



        If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies that they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies that they are authorized to vote. A shareholder vote may be taken on other proposals in this PROXY STATEMENT prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, THE "FEDERATED FUND COMPLEX," "The Funds" or "Funds" includes the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

SHARE OWNERSHIP OF THE TRUSTEES

Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.



At the close of business on the Record Date, the following PERSON owned, to the knowledge of management, more than 5% of the outstanding shares of the Trust:
CHARLES SCHWAB & CO. INC., SAN FRANCISCO, CA, OWNED APPROXIMATELY
49,687,090.9410 SHARES (40.56%).



TRUSTEE COMPENSATION
                               AGGREGATE
NAME,                        COMPENSATION
POSITION WITH                    FROM                        TOTAL COMPENSATION PAID
TRUST                           TRUST1#                         FROM FUND COMPLEX+

John F. Donahue*@                 $0            $-0- for the Trust and
               ==
Chairman and Trustee                            56 other investment companies in the Fund Complex

Thomas G. Bigley              $1,708.06         $113,860.22 for the Trust and
                                                ===========
Trustee                                         56 other investment companies in the Fund Complex

John T. Conroy, Jr.           $1,879.13         $125,264.48 for the Trust and
                                                ===========
Trustee                                         56 other investment companies in the Fund Complex

William J. Copeland           $1,879.13         $125,264.48 for the Trust and
                                                ===========
Trustee                                         56 other investment companies in the Fund Complex

James E. Dowd                 $1,879.13         $125,264.48 for the Trust and
                                                ===========
Trustee                                         56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*      $1,708.06         $113,860.22 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.@      $1,879.13         $125,264.48 for the Trust and
Trustee                                         56 other investment companies in the Fund Complex

Peter E. Madden               $1,708.06         $113,860.22 for the Trust and
                                                ===========
Trustee                                         56 other investment companies in the Fund Complex

John E. Murray, Jr.           $1,708.06         $113,860.22 for the Trust and
                                                ===========
Trustee                                         56 other investment companies in the Fund Complex

Wesley W. Posvar              $1,708.06         $113,860.22 for the Trust and
                                                ===========
Trustee                                         56 other investment companies in the Fund Complex

Marjorie P. Smuts             $1,708.06         $113,869.22 for the Trust and
                                                ===========
Trustee                                         56 other investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended February 28, 1998.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+ THE information is provided for the last calendar year.

* THIS TRUSTEE IS DEEMED TO BE AN "INTERESTED PERSON" AS DEFINED IN THE
  1940 ACT.

@ MEMBER OF THE EXECUTIVE COMMITTEE.



        During the fiscal year ended February 28, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.



        THE EXECUTIVE COMMITTEE OF THE BOARD OF TRUSTEES HANDLES THE RESPONSIBILITIES OF THE BOARD BETWEEN MEETINGS OF THE BOARD. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

        FOR THE MOST RECENTLY COMPLETED FISCAL YEAR, Messrs. Flaherty, Conroy, Copeland, and Dowd SERVED on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended February 28, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.



OFFICERS OF THE TRUST

        The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher

Donahue, Executive Vice President of the Trust and a Nominee for Trustee.

Glen R. Johnson
Federated Investors Tower

Pittsburgh, PA

Birthdate:  May 2, 1929

President

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President



President OR EXECUTIVE VICE PRESIDENT OF THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT AND DIRECTOR, Federated Investors, INC.; PRESIDENT AND TRUSTEE, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.



Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President



TRUSTEE OR DIRECTOR OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; PRESIDENT, EXECUTIVE VICE PRESIDENT AND TREASURER OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; VICE CHAIRMAN, FEDERATED INVESTORS, INC.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.



John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938



EXECUTIVE VICE PRESIDENT AND SECRETARY

EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE FEDERATED FUND COMPLEX; Executive Vice President, Secretary, AND DIRECTOR , Federated Investors, INC.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

J. THOMAS MADDEN
FEDERATED INVESTORS TOWER

PITTSBURGH, PA

BIRTHDATE: OCTOBER 22, 1945

CHIEF INVESTMENT OFFICER

CHIEF INVESTMENT OFFICER OF THE TRUST AND VARIOUS OTHER FUNDS IN THE FEDERATED FUND COMPLEX; Executive Vice President , FEDERATED INVESTMENT COUNSELING, FEDERATED GLOBAL RESEARCH CORP., FEDERATED ADVISERS, FEDERATED MANAGEMENT, FEDERATED RESEARCH, AND PASSPORT RESEARCH, LTD.; VICE PRESIDENT, FEDERATED INVESTORS, INC.; FORMERLY: EXECUTIVE VICE PRESIDENT AND SENIOR VICE PRESIDENT, FEDERATED INVESTMENT COUNSELING INSTITUTIONAL PORTFOLIO MANAGEMENT SERVICES DIVISION; SENIOR VICE PRESIDENT, FEDERATED RESEARCH CORP., FEDERATED ADVISERS, FEDERATED MANAGEMENT, FEDERATED RESEARCH, AND PASSPORT RESEARCH, LTD.

Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

PRESIDENT OR VICE PRESIDENT OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; DIRECTOR OR TRUSTEE OF SOME OF THE FUNDS IN THE FEDERATED FUND COMPLEX; Executive Vice President , Federated Investors, INC.; Chairman and Director, Federated Securities Corp.

 MARK E. DURBIANO
 FEDERATED INVESTORS TOWER

PITTSBURGH, PA

BIRTHDATE:  SEPTEMBER 21, 1959

VICE PRESIDENT

     SENIOR VICE PRESIDENT OF FEDERATED MANAGEMENT; FORMERLY: VICE PRESIDENT OF FEDERATED MANAGEMENT.

RICHARD J. THOMAS
FEDERATED INVESTORS TOWER

PITTSBURGH, PA

BIRTHDATE: JUNE 17, 1954

TREASURER

     TREASURER OF THE FEDERATED FUND COMPLEX; VICE PRESIDENT - FUNDS FINANCIAL SERVICES DIVISION, FEDERATED INVESTORS, INC.; FORMERLY: VARIOUS MANAGEMENT POSITIONS WITHIN FUNDS FINANCIAL SERVICES DIVISION OF FEDERATED INVESTORS, INC.

        NONE OF THE OFFICERS of the Trust received salaries from the Trust during the fiscal year ended FEBRUARY 28, 1998.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated High Yield Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

February 3, 1999

                           FEDERATED HIGH YIELD TRUST

INVESTMENT ADVISER

FEDERATED MANAGEMENT

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip

(_____/99)



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated High Yield Trust (the "Trust") hereby appoint Patricia F. Conner, Gail Cagney, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on March 23, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 12:00 Noon, and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED HIGH YIELD TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, JOHN T. CONROY, JR.,
               NICHOLAS P. CONSTANTAKIS,  JOHN F. CUNNINGHAM,
               J. CHRISTOPHER DONAHUE, PETER E. MADDEN, CHARLES F. MANSFIELD,
               JR., JOHN E. MURRAY, JR. AND JOHN S. WALSH AS TRUSTEES OF THE
               TRUST
                             FOR            [   ]

                             AGAINST        [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE        [   ]
                             FOR ALL EXCEPT [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S
               INDEPENDENT AUDITORS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES:

         3(A) TO APPROVE A REVISION IN THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING TO PERMIT THE PURCHASE OF SECURITIES WHILE BORROWINGS ARE OUTSTANDING
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

         3(B) TO APPROVE MAKING NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN LOWER-RATED FIXED INCOME SECURITIES FOR [ ] AGAINST [ ] ABSTAIN [ ]

PROPOSAL 4     TO ELIMINATE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON
               INVESTING IN OIL, GAS, AND MINERALS
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

PROPOSAL 5 TO APPROVE AMENDMENTS AND RESTATEMENTS OF THE TRUST'S DECLARATION OF
TRUST:

        5(A) TO APPROVE AN AMENDMENT OF THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL BY A MAJORITY OF OUTSTANDING VOTING SHARES IN THE EVENT OF THE SALE OR CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION

                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

        5(B) TO APPROVE AN AMENDMENT AND RESTATEMENT OF THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST WITHOUT SEEKING
               SHAREHOLDER APPROVAL
                             FOR            [   ]
                             AGAINST        [   ]
                             ABSTAIN        [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as possible
                                                   mark with an X in the box.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM